                                                                   EXHIBIT 10.19



                         STANDARD OFFICE LEASE - GROSS
                             BANK OF AMERICA CENTER
                             INTERNET CENTURY, INC.

                          STANDARD OFFICE LEASE - GROSS
                             BANK OF AMERICA CENTER

                             INTERNET CENTURY, INC.

                                TABLE OF CONTENTS

                                                                              Page
                                                                              ----
1.  Basic Lease Provisions ................................................      1
2.  Premises, Parking and Common Areas ....................................      2
3.  Term ..................................................................      3
4.  Rent ..................................................................      4
5.  Security Deposit ......................................................      6
6.  Use ...................................................................      6
7.  Maintenance, Repairs, Alterations and Common Area Services ............      7
8.  Insurance; Indemnity ..................................................      9
9.  Damage or Destruction .................................................     11
10. Real Property Taxes ...................................................     13
11. Utilities .............................................................     14
12. Assignment and Subletting .............................................     14
13. Default; Remedies .....................................................     17
14. Condemnation ..........................................................     18
15. Broker's Fee ..........................................................     19
16. Estoppel Certificate; Financial Statements ............................     19
17. Landlord's Liability ..................................................     20
18. Severability ..........................................................     20
19. Interest on Past-due Obligations ......................................     20
20. Time of Essence .......................................................     20
21. Additional Rent .......................................................     20

22. Incorporation of Prior Agreements; Amendments ..........................    20
23. Notices ................................................................    20
24. Waivers ................................................................    21
25. Recording ..............................................................    21
26. Holding Over ...........................................................    21
27. Cumulative Remedies ....................................................    21
28. Covenants and Conditions ...............................................    21
29. Binding Effect; Choice of Law ..........................................    21
30. Subordination ..........................................................    21
31. Attorneys' Fees ........................................................    22
32. Landlord's Access ......................................................    22
33. Auctions ...............................................................    22
34. Signs ..................................................................    22
35. Merger .................................................................    22
36. Consents ...............................................................    22
37. Guarantor ..............................................................    23
38. Quiet Possession .......................................................    23
39. Omitted ................................................................    23
40. Security Measures-Landlord's Reservations ..............................    24
41. Easements ..............................................................    24
42. Performance Under Protest ..............................................    24
43. Authority ..............................................................    25
44. Conflict ...............................................................    25
45. No Offer ...............................................................    25
46. Lender Modification ....................................................    25
47. Multiple Parties .......................................................    25
48. Intentionally Omitted ..................................................    25

49. Nondisclosure of Lease Terms .......................................    25
50. Attachments ........................................................    25

EXHIBITS & RIDERS

Exhibit "A" - Floor Plan of Premises

Exhibit "B" - Rules and Regulations

THIS LEASE IS NOT IN EFFECT UNTIL
DULY SIGNED BY LANDLORD AND TENANT

                          STANDARD OFFICE LEASE - GROSS
                             BANK OF AMERICA CENTER

1.   BASIC LEASE PROVISIONS ("Basic Lease Provisions").

     1.1 PARTIES: This Standard Office Lease - Gross ("Lease"), dated, for reference purposes only, August 21, 1998, is made by and between 101 CONVENTION CENTER DRIVE CORPORATION, a Delaware corporation (herein called "Landlord"), and INTERNET CENTURY, INC., a Nevada corporation, (herein called "Tenant").

     1.2 PREMISES: Suite Number 690, consisting of approximately 1,012 rentable square feet, more or less, as defined in paragraph 2 and as shown on Exhibit "A" hereto (the "Premises").

     1.3 BUILDING: Commonly described as being located at 101 Convention Center Drive, in the City of Las Vegas, County of Clark, State of Nevada.

     1.4   USE: General office use only, subject to paragraph 6.

     1.5 TERM: Thirty-Six (36) months commencing on September 1, 1998 ("Commencement Date") and ending August 31, 2001, subject to the terms of paragraph 3 below.

     1.6 BASE RENT: Initially, $1,669.80 per month, payable on the first day of each month, per paragraph 4.1, subject to adjustment as provided in paragraph 1.7 below.

     1.7 BASE RENT INCREASE: The monthly Base Rent payable under paragraph 1.6 above shall be adjusted as follows:

                 Lease Year             Base Rent Per Month
                 ----------             -------------------
                      1                      $1,669.80
                      2                      $1,720.40
                      3                      $1,771.00

     1.8   BASE RENT TO BE PAID UPON EXECUTION: $1,669.80.

     1.9   SECURITY DEPOSIT: $1,771.00.

     1.10 TENANT'S SHARE OF OPERATING EXPENSE INCREASE: 0.33% as defined in paragraph 4.2.

     1.11  PARKING SPACES: 3 unreserved parking spaces.

     1.12 BROKERS: CB Richard Ellis, representing Landlord as "listing broker" and Cambridge Group, as "cooperating broker", both licensed real estate brokers.

     1.13 LEASE YEAR: Shall refer to each 365-day period during the Term commencing on the Commencement Date and ending on each anniversary thereof.

     1.14  GUARANTORS (IF ANY): None.

2.   PREMISES, PARKING AND COMMON AREAS.

     2.1 PREMISES. The Premises are a portion of a building, herein sometimes referred to as the "Building" identified in paragraph 1.3 of the Basic Lease Provisions. "Building" shall include adjacent parking structures used in connection therewith. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office Building Project." Landlord hereby leases to Tenant and Tenant leases from Landlord for the term, at the rental, and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions, paragraph 1.2, as the "Premises", including rights to the Common Areas as hereinafter specified.

     2.2 VEHICLE PARKING. So long as Tenant is not in default, and subject to the rules and regulations attached hereto, and as established by Landlord from time to time, Tenant shall be entitled to rent and use the number and type of parking spaces in the Office Building Project described in the Basic Lease Provisions, paragraph 1.11, at the monthly rate applicable from time to time for monthly parking as set by Landlord and/or its licensee.

         2.2.1 If Tenant commits, permits or allows any of the prohibited activities described in this Lease or the rules then in effect, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Tenant, which cost shall be immediately payable upon demand by Landlord.

         2.2.2 Tenant acknowledges and agrees that Landlord shall charge for visitor and reserved parking for the Office Building Project and that Landlord reserves the right to charge Tenant for the unreserved parking spaces provided to Tenant during any renewal terms exercised by Tenant pursuant to any rider or addendum attached hereto.

         2.2.3 Landlord reserves the right to institute and operate, as an Operating Expense of the Office Building Project, a valet parking service at the Building and to require Tenant and its employees to use the valet service, at no cost or expense to Tenant (other than Tenant's proportionate share of such services as part of Tenant's Share of any Operating Expense Increase), as the unreserved parking space rights granted to Tenant pursuant to paragraph 2.2 above.

     2.3 COMMON AREAS - DEFINITION. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Landlord from time to time for the general non-exclusive use of Landlord, Tenant and of other tenants of the Office Building Project and their respective employees, suppliers, shippers, customers and invitees, including, but not limited to, common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

     2.4 COMMON AREAS - RULES AND REGULATIONS. Tenant agrees to abide by and conform to the rules and regulations attached hereto as Exhibit "B" with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Landlord or such other person(s) as Landlord may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce said rules and regulations. Landlord shall not be responsible to Tenant for the noncompliance with said rules and regulations by other lessees, their agents, employees and invitees of the Office Building Project, provided Landlord takes reasonable steps to enforce the rules and regulations.

     2.5 COMMON AREAS - CHANGES. Landlord shall have the right, in Landlord's sole discretion, from time to time:

         2.5.1 To make changes to the Building interior and exterior and Common Areas, including, without limitation, changes in the location, size, shape, number, and appearance thereof, including, but not limited to, the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, decorative walls, landscaped areas and walkways; provided, however, Landlord shall at all times provide the parking facilities required by applicable law;

         2.5.2 To close temporarily any of the Common Areas for maintenance and repair purposes so long as reasonable access to the Premises remains available;

         2.5.3 To designate other land and improvements outside the boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project;

         2.5.4 To add additional buildings and improvements to the Common Areas;

         2.5.5 To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Office Building Project, or any portion thereof;

         2.5.6 To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Office Building Project as Landlord may, in the exercise of sound business judgment, deem to be appropriate.

     2.6 SUBSTITUTED PREMISES. If the Premises contain an area of 3,500 square feet or less, Landlord shall have the right at any time during the term hereof, upon giving Tenant not less than 30 days notice in writing, to provide and furnish Tenant with reasonably comparable space elsewhere in the Office Building Project of approximately the same size as the Premises, and to remove and place Tenant in such space. Should Tenant refuse to permit Landlord to move Tenant to such new space at the end of said 30-day period, Landlord shall have the right to terminate this Lease, effective 60 days from the date of original notification by Landlord. If Landlord moves Tenant to such new space, (i) Landlord shall pay all reasonable moving expenses of Tenant which are directly attributable to such substitution of Premises, (ii) this Lease and all of its terms, covenants and conditions shall remain in full force and effect, and shall be deemed applicable to such new space, except that a revised Exhibit "A" shall become part of this Lease and shall reflect the location of the new space, (iii) the Lease shall be amended to include and state all correct information as to the new space, and (iv) such new space shall thereafter be deemed to be the "Premises". Notwithstanding the foregoing, if such new space is smaller than the Premises, the base rent under paragraphs 1.6 and 1.7 of the Basic Lease Provisions, and Tenant's share of Operating Expense Increase under paragraph 1. 10 of the Basic Lease Provisions, shall be reduced proportionately, based upon the reduction in square footage between the new space and the Premises. If the new space is larger than the Premises, then there will be no increase in base rent or Tenant's share of Operating Expense Increase, unless Landlord and Tenant mutually agree to expand the Premises and/or extend the lease term.

3.   TERM.

     3.1 TERM. The term and Commencement Date of this Lease shall be as specified in paragraph 1.5 of the Basic Lease Provisions, subject to the terms of paragraphs 3.2 and 3.4 below.

     3.2 DELAY IN POSSESSION. Notwithstanding said Commencement Date, if for any reason Landlord cannot deliver possession of the Premises to Tenant on said date and subject to paragraph 3.2.2, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder, but, in such case, Tenant shall not be obligated to pay rent or perform any other obligation of Tenant under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Tenant, as hereinafter defined.

         3.2.1 POSSESSION TENDERED - DEFINED. Possession of the Premises shall be deemed tendered to Tenant ("Tender of Possession") when (1) the Building utilities are ready for use in the Premises, and (2) Tenant has reasonable access to the Premises. Tenant hereby agrees to accept possession of the Premises "as is," in their present state and condition.

         3.2.2 DELAYS CAUSED BY TENANT. There shall be no abatement of rent to the extent of any delays caused by acts or omissions of Tenant, Tenant's agents, employees and contractors.

     3.3 EARLY POSSESSION. If Tenant occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not change the termination date, and Tenant shall pay rent for such occupancy at the rate applicable for the first Lease Year.

     3.4 UNCERTAIN COMMENCEMENT. In the event that the Commencement Date is a date other than as specified in Section 1.5 as a result of a delay in possession as defined in Section 3.2 hereinabove, then the commencement of the Lease term shall be defined as the date of Tender of Possession as further described in
Section 3.2.1. In such event, Tenant and Landlord shall execute an Amendment to this Lease establishing the date of Tender of Possession as defined in paragraph 3.2.1, or the date of actual taking of possession by Tenant, whichever first occurs, as the Commencement Date.

4.   RENT.

     4.1 BASE RENT. Tenant shall pay to Landlord the Base Rent for the Premises set forth in paragraph 1.6 of the Basic Lease Provisions, subject to adjustment as provided in paragraph 1.7 of the Basic Lease Provisions, without notice, offset or deduction on or before the first day of each month during the term. Tenant shall pay Landlord upon execution hereof the advance Base Rent described in paragraph 1.8 of the Basic Lease Provisions. Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to Landlord at the address stated herein or to such other persons or at such other places as Landlord may designate in writing.

     4.2 OPERATING EXPENSE INCREASE. Tenant shall pay to Landlord during the term hereof, in addition to the Base Rent, Tenant's Share, as hereinafter defined, of the amount by which all Operating Expenses, as hereinafter defined, for each Comparison Year exceeds the amount of all Operating Expenses for the Base Year, such excess being hereinafter referred to as the "Operating Expense Increase", in accordance with the following provisions:

         4.2.1 "Tenant's Share" is defined, for purposes of this Lease, as the percentage set forth in paragraph 1.10 of the Basic Lease Provisions, which percentage has been determined by dividing the approximate square footage of the Premises by the total approximate square footage of the Office Building Project. It is understood and agreed that the square footage figures set forth in the Basic Lease Provisions are approximations which Landlord and Tenant agree are reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the space available for lease in the Office Building Project.

         4.2.2 "Base Year" is defined as the calendar year in which the Lease term commences.

         4.2.3 "Comparison Year" is defined as each calendar year during the term of this Lease subsequent to the Base Year. Tenant's Share of the Operating Expense Increase for each Comparison Year of the Lease Term shall be prorated according to that portion of such Comparison Year as to which Tenant is responsible for a share of such increase. If the average occupancy of the Office Building Project is not at least 95% for any Comparison Year, then Landlord will make an appropriate adjustment of the operating expenses for such Comparison Year to determine what the annual operating expenses would have been if the average occupancy of the Office Building Project had been 95%, and the amount so determined shall be deemed to have been the amount of operating expenses for such Comparison Year. For any Comparison Year in which Landlord adjusts the operating costs to reflect an average occupancy of 95%, the operating costs for the Base Year also shall be adjusted to reflect an average occupancy of 95% for the Base Year (unless the average occupancy, of the Office Building Project was 95% or more for the Base Year, in which case it shall be unnecessary to adjust the operating costs for the Base Year).

         4.2.4 "Operating Expenses" is defined, for purposes of this Lease, to include all costs, if any, incurred by Landlord in the exercise of its reasonable discretion, for:

                  (i) The operation, repair, maintenance, and replacement, in neat, clean, safe, good order and condition, of the Office Building Project, including, but not limited to, the following:

                           (aa) The Common Areas, including their surfaces,
coverings, decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, building exteriors and roofs, fences and gates;

                           (bb) All heating, air conditioning, plumbing,
electrical systems, life safety equipment, telecommunication and other equipment used in common by, or for the benefit of, lessees or occupants of the Office Building Project, including elevators and escalators, tenant directories, fire detection systems, including sprinkler system maintenance and repair.

                  (ii) Trash disposal, janitorial and security services;

                  (iii) Any other service to be provided by Landlord that is elsewhere in this Lease stated to be an "Operating Expense";

                  (iv) The cost of the premiums for the liability and property insurance policies to be maintained by Landlord under paragraph 8 hereof,

                  (v) The amount of the real property taxes to be paid by Landlord under paragraph 10.1 hereof including any fees paid by Landlord to contest or appeal the tax assessment for purposes of lowering such assessment;

                  (vi) The cost of water, sewer, gas, electricity, and other publicly mandated services to the Office Building Project;

                  (vii) Labor, salaries and applicable fringe benefits and costs, materials, supplies and tools, used in maintaining and/or cleaning the Office Building Project and accounting and a management fee attributable to the operation of the Office Building Project;

                  (viii) Replacing and/or adding improvements mandated by any law or governmental agency and any repairs or removals necessitated thereby amortized over its useful life according to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then reasonable in the judgment of Landlord's accountants);

                  (ix) Operating Expenses shall include the cost of any capital improvements made to the Office Building Project, the common facilities or any part thereof for the purpose of reducing operating expenses, such costs to be amortized over such reasonable period as Landlord shall determine;

                  (x) Replacements of equipment or improvements that have a useful life for depreciation purposes according to Federal income tax guidelines of five (5) years or less, as amortized over such life.

          4.2.5   Operating Expenses shall not include the following:

                  (i) costs of replacements of equipment or improvements that have a useful life for Federal income tax purposes in excess of five (5) years unless the item is of the type described in paragraph 4.2.4(viii) or (ix), in which case their cost for such item shall be included as above provided; or

                  (ii) any expenses paid by any lessee directly to third parties, or as to which Landlord is otherwise reimbursed by any third party, other tenant, or by insurance proceeds.

         4.2.6 Tenant's Share of Operating Expense Increase shall be payable by Tenant within fifteen (15) days after a reasonably detailed statement of actual expenses is presented to Tenant by Landlord. At Landlord's option, however, an amount may be estimated by Landlord from time to time, in advance of Tenant's Share of the Operating Expense Increase for any Comparison Year, and the same shall be payable monthly or quarterly, as Landlord shall designate during each Comparison Year of the Lease term, on the same day as the Base Rent is due hereunder. If Tenant pays Landlord's estimate of Tenant's Share of Operating Expense Increase as aforesaid, Landlord shall deliver to Tenant after the expiration of each Comparison Year a reasonably detailed statement showing Tenant's Share of the actual Operating Expense Increase incurred during such year. If Tenant's payments under this paragraph 4.2.6 during said Comparison Year exceed Tenant's Share as indicated on said statement, Tenant shall be entitled to credit the amount of such overpayment against Tenant's Share of Operating Expense Increase next falling due. If Tenant's payments under this paragraph during said Comparison Year were less than Tenant's Share as indicated on said statement, Tenant shall pay to Landlord the amount of the deficiency within fifteen (15) days after delivery by Landlord to Tenant of said statement. Landlord and Tenant shall forthwith adjust between them by cash payment any balance determined to exist with respect to that portion of the last Comparison Year for which Tenant is responsible as to Operating Expense Increases, notwithstanding that the Lease term may have terminated before the end of such Comparison Year.

5. SECURITY DEPOSIT. Tenant shall deposit with Landlord upon execution hereof the security deposit set forth in paragraph 1.9 of the Basic Lease Provisions as security for Tenant's faithful performance of Tenant's obligations hereunder. If Tenant fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default, for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of said deposit, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore said deposit to the full amount then required of Tenant. Landlord shall not be required to keep said security deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Landlord, shall be returned, without payment of interest or other increment for its use, to Tenant (or at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) within a reasonable time after the expiration of the term hereof, and after Tenant has vacated the Premises. No trust relationship is created herein between Landlord and Tenant with respect to said Security Deposit.

6.   USE.

     6.1 USE. The Premises shall be used and occupied only for the purpose set forth in paragraph 1.4 of the Basic Lease Provisions or any other use which is reasonably comparable to that use and for no other purpose, without the express written permission of Landlord.

     6.2 COMPLIANCE WITH LAW.

         6.2.1 LANDLORD'S WARRANTY. Landlord warrants to Tenant that to Landlord's actual knowledge, the Premises, in the state existing on the date that the Lease term commences, but without regard to alterations or improvements made by Tenant or the use for which Tenant will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance with which the Premises must comply.

         6.2.2 TENANT'S COMPLIANCE. Except as provided in paragraph 6.2.1. Tenant shall, at Tenant's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders. covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation, use, alteration or improvement by Tenant of the Premises. Tenant shall conduct its business in a lawful manner and shall not use or permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Office Building Project.

     6.3 CONDITION OF PREMISES.

         6.3.1 DELIVERY OF POSSESSION. Landlord shall deliver the Premises to Tenant in a clean condition on the Lease Commencement Date (unless Tenant is already in possession) and Landlord warrants to Tenant that the plumbing, lighting, air conditioning, and heating system in the Premises shall be in good operating condition. If Tenant notifies Landlord in writing within the first six
(6) months of the term of this Lease ("Warranty Period") that this warranty has been violated, then it shall be the obligation of Landlord, after receipt of written notice from Tenant setting forth with specificity the nature of the violation, to initiate, at Landlord's sole cost, measures to rectify such violation. From and after the expiration of the Warranty Period, and provided that Tenant has not delivered written notice to Landlord during the Warranty Period of any alleged violation of such warranty, the foregoing warranty of Landlord shall be deemed to be true and correct during the Warranty Period and Landlord shall have no further obligation to initiate or otherwise undertake any measures to rectify any purported violation of the warranty.

         6.3.2 ACCEPTANCE OF POSSESSION. Except as otherwise provided in this Lease, Tenant hereby accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date or the date that Tenant takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Tenant acknowledges that the Premises are in good order and repair and that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Landlord nor Landlord's agent or agents has made any representation or warranty as to the present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Tenant's business.

7.   MAINTENANCE, REPAIRS, ALTERATIONS AND COMMON AREA SERVICES.

     7.1 LANDLORD'S OBLIGATIONS. Subject to being reimbursed by Tenant for Tenant's Share of Operating Expense Increase, and subject to Tenant's repair obligations contained in paragraph 7.2 below, Landlord shall keep the Office Building Project, including the roof, and Common Areas, and the equipment, whether used exclusively for the Premises or in common with other premises, in good condition and repair; provided, however, Landlord shall not be obligated to paint, repair or replace wall coverings, or to repair or replace any improvements that are not ordinarily a part of the Building or are above generally accepted Building standards. Except as provided in paragraph 9.5, there shall be no abatement of rent or liability of Tenant on account of any injury or interference with Tenant's business with respect to any improvements, alterations or repairs made by Landlord to the Office Building Project or any part thereof, nor shall such improvement, alteration or repair constitute an eviction or disturbance of Tenant's use or possession of the Premises.

     7.2 TENANT'S OBLIGATIONS.

         7.2.1 TENANT'S REPAIR OBLIGATIONS. Notwithstanding Landlord's obligation to keep the Office Building Project in good condition and repair, Tenant shall be responsible for payment of the cost thereof to Landlord as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Tenant or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Tenant shall be responsible for the cost of painting, repairing or replacing wall coverings, and to repair or replace any Premises improvements that are not ordinarily a part of the Building or that are above Building standards including, without limitation, all alterations, special or supplemental HVAC systems and electrical systems, all fixtures, furniture and equipment, Tenant's signs, locks, closing devices, security devices, floor coverings, shelving, kitchen and/or restroom facilities and appliances located within the Premises, if any, custom lighting, and any alterations, additions and other personal property located within the Premises. Landlord may, at its option, upon reasonable notice, elect to have Tenant perform any part of such maintenance or repairs, the cost of which is otherwise Tenant's responsibility hereunder.

         7.2.2 SURRENDER. On the last day of the term hereof, or on any sooner termination, Tenant shall surrender the Premises to Landlord in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Tenant. Tenant shall repair any damage to the Premises occasioned by the installation or removal of Tenant's trade fixtures, alterations, furnishings and equipment. Except as otherwise stated in this Lease, Tenant shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall paneling, ceilings and plumbing on the Premises and in good operating condition.

     7.3 ALTERATIONS AND ADDITIONS.

         7.3.1 ALTERATIONS. Tenant shall not, without Landlord's prior written consent make any alterations, improvements, additions, Utility Installations or repairs in, on or about the Premises, or the Office Building Project. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment. At the expiration of the term, Landlord may require the removal of any or all of said alterations, improvements, additions or Utility Installations, and the restoration of the Premises and the Office Building Project to their prior condition, at Tenant's expense. Should Landlord permit Tenant to make its own alterations, improvements, additions or Utility Installations, Tenant shall use only such contractor as has been expressly approved by Landlord, and Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Landlord against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Tenant make any alterations, improvements, additions or Utility Installations without the prior approval of Landlord, or use a contractor not expressly approved by Landlord, Landlord may, at any time during the term of this Lease, require that Tenant remove any part or all of the same.

         7.3.2 LANDLORD'S CONSENT. Any alterations, improvements, additions or Utility Installations in or about the Premises or the Office Building Project that Tenant shall desire to make shall be presented to Landlord in written form, with proposed detailed plans. If Landlord shall give its consent to Tenant's making such alteration, improvement, addition or Utility Installation, the consent shall be deemed conditioned upon Tenant acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Landlord prior to the commencement of the work, and compliance by Tenant with all conditions of said permit in a prompt and expeditious manner.

         7.3.3 CLAIMS AND LIENS. Tenant shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Tenant at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises, the Building or the Office Building Project, or any interest therein. Tenant shall give Landlord not less than ten (10) day's notice prior to the commencement of any work in the Premises by Tenant, and Landlord shall have the right to post notices of nonresponsibility in or on the Premises or the Building as provided by law. If Tenant shall, in good faith, contest the validity of any such lien, claim or demand, then Tenant shall, at its sole expense defend itself and Landlord against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Landlord or the Premises, the Building or the Office Building Project, upon the condition that if

Landlord shall require, Tenant shall furnish to Landlord a surety bond satisfactory to Landlord in an amount equal to such contested lien claim or demand indemnifying Landlord against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim. In addition, Landlord may require Tenant to pay Landlord reasonable attorneys' fees and costs in participating in such action if Landlord shall decide it is to Landlord best interest so to do.

         7.3.4 QUALITY OF WORK. All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Tenant), which may be made to the Premises by Tenant, including but not limited to, floor coverings, panelings, doors, drapes, built-ins, moldings, sound attenuation, and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Landlord requires their removal pursuant to paragraph 7.3.1. Provided Tenant is not in default, notwithstanding the provisions of this paragraph 7.3.4, Tenant's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, and other than Utility Installations, shall remain the property of Tenant and may be removed by Tenant subject to the provisions of paragraph 7.2.

         7.3.5 AS-BUILT PLANS. Tenant shall provide Landlord with as-built plans and specifications for any alterations, improvements, additions or Utility Installations.

     7.4 UTILITY ADDITIONS. Landlord reserves the right to install new or additional utility facilities throughout the Office Building Project for the benefit of Landlord or Tenant, or any other lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Tenant's use of the Premises.

8.   INSURANCE; INDEMNITY.

     8.1 LIABILITY INSURANCE-TENANT. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of Commercial General Liability insurance utilizing an Insurance Services Office standard form with Broad Form General Liability Endorsement (GL0404), or equivalent, in an amount of not less than $1,000,000 per occurrence of bodily injury and property damage combined or in a greater amount as reasonably determined by Landlord and shall insure Tenant with Landlord (and Landlord's property manager and all other agents and lenders designated by Landlord) as additional insureds against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Tenant hereunder.

     8.2 LIABILITY INSURANCE-LANDLORD. Landlord shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Broad Form Property Damage Insurance, plus coverage against such other risks Landlord deems advisable from time to time, insuring Landlord, but not Tenant, against liability arising out of the ownership, use, occupancy or maintenance of the Office Building Project in an amount not less than $2,000,000.00 per occurrence; however, Landlord may elect to self insure.

     8.3 PROPERTY INSURANCE-TENANT. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease for the benefit of Tenant, replacement cost "All-Risk" insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage endorsements, in an amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time, of all of Tenant's personal property, fixtures, equipment and tenant improvements.

     8.4 PROPERTY INSURANCE-LANDLORD. Landlord shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Office Building Project improvements, but not Tenant's personal property, fixtures, equipment or tenant improvements, in the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form, or equivalent, such other perils as Landlord deems advisable or may be required by a lender having a lien on the Office Building Project. In addition, Landlord shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Landlord, which insurance shall also cover all Operating Expenses for said period. Tenant will not be named in any such policies carried by Landlord and shall have no right to any proceeds therefrom. The policies required by these paragraphs 8.2 and 8.4 shall contain such deductibles as Landlord or the aforesaid lender may determine. In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(f) hereof, the deductible amounts under the applicable insurance policies shall be deemed an Operating Expense. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies carried by Landlord. Tenant shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Landlord's insurance carrier as being caused by the nature of Tenant's occupancy or any act or omission of Tenant. Landlord may elect to self insure.

     8.5 INSURANCE POLICIES. Tenant shall deliver to Landlord copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance prior to Tenant taking possession or early entry of the Premises. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Landlord. Tenant shall, at least thirty (30) days prior to the expiration of such policies, furnish Landlord with renewals thereof.

     8.6 WAIVER OF SUBROGATION. Tenant and Landlord each hereby release and relieve the other, and waive their entire right of recovery against the other, for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party, whether due to the negligence of Landlord or Tenant or their agents, employees, contractors and/or invitees. All property insurance policies required under this Lease shall be endorsed to so provide.

     8.7 INDEMNITY. Tenant shall indemnify, protect, defend and hold harmless Landlord and its agents, Landlord's master or ground lessor, partners and lenders, from and against any and all claims for damage to the person or property of anyone or any entity arising from Tenant's use of the Office Building Project, or from the conduct of Tenant's business or from any activity, work or things done, permitted or suffered by Tenant in or about the Premises or elsewhere and shall further indemnify, protect, defend and hold harmless Landlord from and against any and all claims, costs and expenses arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or omission of Tenant, or any of Tenant's agents, contractors, employees, or invitees, and from and against all costs, attorneys' fees, expenses and liabilities incurred by Landlord as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith, including, but not limited to, the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceeding be brought against Landlord by reason of any such matter, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord and Landlord shall cooperate with Tenant in such defense. Landlord need not have first paid any such claim in order to be so indemnified.

     8.8 EXEMPTION OF LANDLORD FROM LIABILITY. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property of Tenant or injury to persons, in, upon or about the Office Building Project arising from any cause and Tenant hereby waives all claims in respect thereof against Landlord. Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers, or any other person in or about the Premises or the Office Building Project, nor shall Landlord be liable for injury to the person of Tenant, Tenant's employees, agents or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the Office Building Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible, Landlord shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Office Building Project, nor from the failure of Landlord to enforce the provisions of any other Lease Agreement between Landlord and any other Tenant of the Office Building Project.

     8.9 NO REPRESENTATION OF ADEQUATE COVERAGE. Landlord makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Tenant's property or obligations under this Lease.

9.   DAMAGE OR DESTRUCTION.

     9.1 DEFINITIONS.

         9.1.1 "Premises Damage" shall mean if the Premises are damaged or destroyed to any extent.

         9.1.2 "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the Building.

         9.1.3 "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Building.

         9.1.4 "Office Building Project Buildings" shall mean all of the buildings on the Office Building Project site.

         9.1.5 "Office Building Project Buildings Total Destruction" shall mean if the Office Building Project Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent (50%) or more of the then Replacement Cost of the Office Building Project Buildings.

         9.1.6 "Insured Loss" shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

         9.1.7 "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, which shall include the unamortized cost of the improvements installed by Landlord pursuant to the Work Letter, but shall exclude all improvements made by Tenant (other than those installed by Landlord at Tenant's expense).

     9.2 PREMISES DAMAGE; PREMISES BUILDING PARTIAL DAMAGE.

         9.2.1 Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Damage or Premises Building Partial Damage, then Landlord shall, as soon as reasonably possible and to the extent the required materials and labor are readily available through usual commercial channels, at Landlord's expense, repair such damage (but not Tenant's fixtures, equipment or tenant improvements originally paid for by Tenant) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect.

         9.2.2 Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Tenant (in which event Tenant shall make the repairs at Tenant's expense), which damage prevents Tenant from making any substantial use of the Premises, Landlord may at Landlord's option either (i) repair such damage as soon as reasonably possible at Landlord's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Tenant within thirty (30) days after the date of the occurrence of such damage of Landlord's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage.

     9.3 PREMISES BUILDING TOTAL DESTRUCTION; OFFICE BUILDING PROJECT TOTAL DESTRUCTION. Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, which falls into the classifications of either (i) Premises Building Total Destruction, or (ii) Office Building Project Total Destruction, then Landlord may at Landlord's option either (i) repair such damage or destruction as soon as reasonably possible at Landlord's expense (to the extent the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Tenant's fixtures, equipment or tenant improvements, and this Lease shall continue in full force and effect, or
(ii) give written notice to Tenant within thirty (30) days after the date of occurrence of such damage of Landlord's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

     9.4 DAMAGE NEAR END OF TERM.

         9.4.1 Subject to paragraph 9.4.2, if at any time during the last twelve
(12) months of the term of this Lease there is substantial damage to the Premises, Landlord may at Landlord's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within 30 days after the date of occurrence of such damage.

         9.4.2 Notwithstanding paragraph 9.4.1, in the event that Tenant has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Tenant shall exercise such option, if it is to be exercised at all (and otherwise in accordance with the terms hereof), no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Damage during the last twelve (12) months of the term of this Lease. If Tenant duly exercises such option during said twenty (20) day period, Landlord shall, at Landlord's expense, repair such damage, but not Tenant's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Tenant fails to exercise such option during said twenty (20) day period, then Landlord may at Landlord's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Tenant of Landlord's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

     9.5 ABATEMENT OF RENT; TENANT'S REMEDIES.

         9.5.1 In the event Landlord repairs or restores the Building or Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Tenant's Share of Operating Expense Increase) for the period during which such damage, repair or restoration continues shall be abated, provided (1) the damage was not the result of the negligence of Tenant, and (2) such abatement shall only be to the extent the operation and profitability of Tenant's business as operated from the Premises is adversely affected. Except for said abatement of rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration.

         9.5.2 If Landlord shall be obligated to repair or restore the Premises or the Building under the provisions of this Paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such occurrence, or if Landlord shall not complete the restoration and repair within two hundred seventy (270) days after such occurrence for reasons other than delays caused by Tenant, its employees or agents, Tenant may at Tenant's option (and, if elected, as Tenant's sole remedy) cancel and terminate this Lease by giving Landlord written notice of Tenant's election to do so within five (5) days following the expiration of such ninety (90) or two hundred seventy (270) day period, respectively. In such event this Lease shall terminate as of the date of such notice.

         9.5.3 Tenant agrees to cooperate with Landlord in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

     9.6 TERMINATION - ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Tenant to Landlord.

     9.7 WAIVER. Landlord and Tenant waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10.  REAL PROPERTY TAXES.

     10.1 PAYMENT OF TAXES. Landlord shall pay all real property taxes, as defined in paragraph 10.3, applicable to the Office Building Project subject to reimbursement by Tenant of Tenant's Share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2.

     10.2 ADDITIONAL IMPROVEMENTS. Tenant shall not be responsible for paying any increase in real property taxes specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Office Building Project by other lessees or by Landlord for the exclusive enjoyment of any other lessee. Tenant shall, however, pay to Landlord at the time that Operating Expenses are payable under paragraph 4.2.3 the entirety of any increase in real property taxes if assessed solely by reason of additional improvements placed upon the Premises by or for Tenant or at Tenant's request.

     10.3 DEFINITION OF "REAL PROPERTY TAXES". As used herein, the term "real property taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Office Building Project or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Landlord in the Office Building Project or in any portion thereof, as against Landlord's right to rent or other income therefrom, and as against Landlord's business of leasing the Office Building Project. The term "real property taxes" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, or in lieu of any increase in any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property taxes", or (ii) the nature of which was hereinbefore included within the definition of "real property taxes", or (iii) which is imposed as a result of a change in ownership, as defined by applicable local statutes for property tax purposes, of the Office Building Project or which is added to a tax or charge hereinbefore included within the definition of "real property taxes" by reason of such change of ownership, or (iv) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

     10.4 JOINT ASSESSMENT. If the improvements or property, the taxes for which are to be paid separately by Tenant under paragraph 10.2 or 10.5, are not separately assessed, Tenant's portion of such taxes shall be equitably determined by Landlord from the respective valuations assigned in the assessor's work sheets or such other information (which may include the cost of construction) as may be reasonably available. Landlord's reasonable determination thereof, in good faith, shall be conclusive.

     10.5 PERSONAL PROPERTY TAXES.

          (a) Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere.

          (b) If any of Tenant's personal property shall be assessed with Landlord's real property, Tenant shall pay to Landlord the taxes attributable to Tenant within ten (10) days after receipt of a written statement setting forth the taxes applicable to Tenant's property.

11.  UTILITIES.

     11.1 SERVICES PROVIDED BY LANDLORD. As part of Operating Expenses, Landlord shall provide heating, ventilation, air conditioning, and janitorial service as reasonably required, reasonable amounts of electricity for normal lighting and office machines, tap water for reasonable and normal drinking and lavatory use, and replacement light bulbs and/or fluorescent tubes and ballasts for standard overhead fixtures.

     11.2 SERVICES EXCLUSIVE TO TENANT. Tenant shall pay for all water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Tenant, together with any taxes thereon. If any such services are not separately metered to the Premises, Tenant shall pay at Landlord's option, either Tenant's Share or a reasonable portion to be determined by Landlord of all charges jointly metered with other premises in the Building.

     11.3 HOURS OF SERVICE. Said services and utilities shall be provided during generally accepted business days and hours or such other days or hours as may hereafter be set forth. Utilities and services required at other times shall be subject to advance request and reimbursement by Tenant to Landlord of the cost thereof.

     11.4 EXCESS USAGE BY TENANT. Tenant shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including, but not limited to security services, over standard office usage for the Office Building Project. Landlord shall require Tenant to reimburse Landlord for any excess expenses or costs that may arise out of a breach of this subparagraph by Tenant. Landlord may, in its sole discretion, install at Tenant's expense supplemental equipment and/or separate metering applicable to Tenant's excess usage or loading, and Tenant will reimburse Landlord for such excess utility use.

     11.5 INTERRUPTIONS. Their shall be no abatement of rent and Landlord shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Landlord's reasonable control or in cooperation with governmental request or directions, nor shall such inadequacy, stoppage, interruption or discontinuance be considered an eviction or interruption of Tenant's use or possession of the Premises.

12.  ASSIGNMENT AND SUBLETTING.

     12.1 LANDLORD'S CONSENT REQUIRED. Tenant shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Tenant's interest in the Lease or in the Premises, without Landlord's prior written consent, which Landlord shall not unreasonably withhold. Landlord shall respond to Tenant's request for consent hereunder in a reasonably timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material default and breach of this Lease without the need for notice to Tenant under paragraph 13.1. "Transfer" within the meaning of this paragraph 12 shall include the transfer or transfers aggregating: (a) if Tenant is a corporation, more than twenty-five percent (25%) of the voting stock of such corporation, or (b) if Tenant is a partnership, more than twenty-five percent (25%) of the profit and loss participation in such partnership.

     12.2 TENANT AFFILIATE. Notwithstanding the provisions of paragraph 12.1 hereof, Tenant may assign or sublet the Premises, or any portion thereof, without Landlord's consent, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger or consolidation with Tenant, or to any person or entity which acquires all the assets of Tenant as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Tenant Affiliate"; provided that before such assignment shall be effective, (a) said assignee shall assume, in full, the obligations of Tenant under this Lease and (b) Landlord shall be given written notice of such assignment and assumption. Any such assignment shall not, in any way, affect or limit the liability of Tenant under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Tenant, the consent of whom shall not be necessary.

     12.3 TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

          12.3.1 Regardless of Landlord's consent, no assignment or subletting shall release Tenant of Tenant's obligations hereunder or alter the primary liability of Tenant to pay the rent and other sums due Landlord hereunder including Tenant's Share of Operating Expense Increase, and to perform all other obligations to be performed by Tenant hereunder.

          12.3.2 Landlord may accept rent from any person other than Tenant pending approval or disapproval of such assignment.

          12.3.3 Neither a delay in the approval or disapproval of such assignment or subletting, nor the acceptance of rent, shall constitute a waiver or estoppel of Landlord's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease.

          12.3.4 If Tenant's obligations under this Lease have been guaranteed by third parties, then an assignment or sublease, and Landlord's consent thereto, shall not be effective unless said guarantors give their written consent to such assignment or sublease and the terms thereof.

          12.3.4 The consent by Landlord to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Tenant or to any subsequent or successive assignment or subletting by the sublessee. However, Landlord may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Tenant or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease; however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Tenant or sublessee under this Lease or such sublease.

          12.3.5 In the event of any default under this Lease, Landlord may proceed directly against Tenant, any guarantors or any one else responsible for the performance of this Lease, including the assignee or sublessee, without first exhausting Landlord's remedies against any other person or entity responsible therefor to Landlord, or any security held by Landlord or Tenant.

          12.3.6 Landlord's written consent to any assignment or subletting of the Premises by Tenant shall not constitute an acknowledgment that no default then exists under this Lease of the obligations to be performed by Tenant nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Landlord at the time.

          12.3.7 The discovery of the fact that any financial statement relied upon by Landlord in giving its consent to an assignment or subletting was materially false shall, at Landlord's election, render Landlord's consent null and void.

     12.4 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. Regardless of Landlord's consent, the following terms and conditions shall apply to any subletting (but not to any permitted assignment) by Tenant of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

     12.4.1 Tenant hereby assigns and transfers to Landlord all of Tenant's interest in all rentals and income arising from any sublease heretofore or hereafter made by Tenant, and Landlord may collect such rent and income and apply same toward Tenant's obligations under this Lease; provided, however, that until a default shall occur in the performance of Tenant's obligations under this Lease, Tenant may receive, collect and enjoy the rents accruing under such sublease. Landlord shall not, by reason of this or any other assignment of such sublease to Landlord nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Tenant to perform and comply with any of Tenant's obligations to such sublessee under such sublease. Tenant hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Landlord stating that a default exists in the performance of Tenant's obligations under this Lease, to pay to Landlord the rents due and to become due under the sublease. Tenant agrees that such sublessee shall have the right to rely upon any such statement and request from Landlord, and that such sublessee shall pay such rents to Landlord without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Tenant to the contrary. Tenant shall have no right or claim against said sublessee or Landlord for any such rents so paid by said sublessee to Landlord, nor shall Tenant have the right to offset any sums due Landlord under this Lease as the result of payments made directly to Landlord from any sublessee.

          12.4.2 No sublease entered into by Tenant shall be effective unless and until it has been approved in writing by Landlord. In entering into any sublease, Tenant shall use only such form of sublessee as is satisfactory to Landlord, and once approved by Landlord, such sublease shall not be changed or modified without Landlord's prior written consent. Any sublease shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Landlord to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Tenant other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Landlord has expressly consented in writing.

          12.4.3 In the event Tenant shall default in the performance of its obligations under this Lease, Landlord at its option and without any obligation to do so, may require any sublessee to attorn to Landlord, in which event Landlord shall undertake the obligations of Tenant under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Landlord shall not be liable for any prepaid rents or security deposit paid by such sublessee to Tenant or for any other prior defaults of Tenant under such sublease.

          12.4.4 No sublessee shall further assign or sublet all or any part of the Premises without Landlord's prior written consent.

          12.4.5 With respect to any subletting to which Landlord has consented, Landlord agrees to endeavor to deliver a copy of any notice of default by Tenant to the sublessee. Such sublessee shall have the right to cure a default of Tenant within three (3) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Tenant for any such defaults cured by the sublessee.

     12.5 LANDLORD'S EXPENSES. In the event Tenant shall assign or sublet the Lease or request the consent of Landlord to any assignment or subletting or if Tenant shall request the consent of Landlord for any act Tenant proposes to do then Tenant shall pay Landlord's reasonable costs and expenses incurred in connection therewith, including attorneys', architects, engineers' or other consultants' fees. Landlord and Tenant agree that the fee will be at least $200.00.

     12.6 CONDITIONS TO CONSENT. Landlord reserves the right to condition any approval to assign or sublet upon any reasonable factors including, without limitation, Landlord's determination that (a) the proposed assignee or sublessee shall conduct a business on the Premises of a quality substantially equal to that of Tenant and consistent with the general character of the other occupants of the Office Building Project and not in violation of any exclusives or rights then held by other tenants, (b) the proposed assignee or sublessee is at least as financially responsible as Tenant was expected to be at the time of the execution of this Lease or of such assignment or subletting, whichever is greater, (c) the proposed sublease will not result in more than two subleases of portions of the Premises being in effect at any one time during the Term; (d) the proposed assignee or subtenant is not an existing tenant of the Project and/or is not negotiating with Landlord for space in the Project; (e) the proposed assignee or subtenant is not a governmental entity; (f) the portion of the Premises to be sublet or assigned is not irregular in shape with inadequate means of ingress and egress; and (g) the proposed assignment or sublease will not result in significant increase in the use of the parking areas or Common Areas by the transferee's employees or visitors, and/or significantly increase the demand upon utilities and services to be provided by Landlord to the Premises.

13.  DEFAULT; REMEDIES.

     13.1 DEFAULT. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Tenant:

          13.1.1 The vacation or abandonment of the Premises by Tenant. Vacation of the Premises shall include the failure to occupy the Premises for a continuous period of thirty (30) days or more, whether or not the rent is paid.

          13.1.2 The breach by Tenant or any of the covenants, conditions or provisions of paragraphs 7.3.1, 7.3.2 or 7.3.4 (alterations), 12.1 (assignment or subletting), 13.1.1 (vacation or abandonment), 13.1.5 (insolvency, 13.1.6 (false statement), 16.1 (estoppel certificate), 30.2 (subordination), 33 (auctions), or 41.1 (easements), all of which are hereby deemed to be material, non-curable defaults without the necessity of any notice by Landlord to Tenant thereof.

          13.1.3 The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, without deduction or offset, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Landlord to Tenant. In the event that Landlord serves Tenant with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

          13.1.4 The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant other than those referenced in subparagraphs 13.1.2 and 13.1.3, above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Tenant under applicable Unlawful Detainer statutes.

          13.1.5 (i) The making by Tenant of any general arrangement or general assignment for the benefit of creditors; (ii) Tenant becoming a "debtor" as defined in II U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty
(60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1.5 is contrary to any applicable law, such provision shall be of no force or effect.

          13.1.6 The discovery by Landlord that any financial statement given to Landlord by Tenant, or its successor in interest or by any guarantor of Tenant's obligation hereunder, was materially false.

     13.2 REMEDIES. In the event of any default or breach of this Lease by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default or breach:

          13.2.1 Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to, all unpaid rent through to the date of award by court having jurisdiction, together with interest on such amount at fourteen percent (14%), the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided; that portion of the leasing commission paid by Landlord pursuant to paragraph 15 applicable to the unexpired term of this Lease.

          13.2.2 Maintain Tenant's right to possession in which case this Lease shall continue in effect whether or not Tenant shall have vacated or abandoned the Premises. In such event Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

          13.2.3 Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Tenant under the terms of this Lease shall bear interest from the date due at fourteen percent (14%) per annum.

     13.3 DEFAULT BY LANDLORD. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are reasonably required for performance then Landlord shall not be in default if Landlord commences performance within such 30-day period and thereafter diligently pursues the same to completion.

     13.4 LATE CHARGES. Tenant hereby acknowledges that late payment by Tenant to Landlord of Base Rent, Tenant's Share of Operating Expense increase or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, Operating Expense Increase, or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Tenant, Tenant shall pay to Landlord a late charge equal to six percent (6%) of such overdue amount, plus interest on such overdue amount at the rate specified above in paragraph 13.2.3. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

14. CONDEMNATION. If the Premises or any portion thereof or the Office Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the Office Building Project are taken by such condemnation as would substantially and adversely affect the operation and profitability of Tenant's business conducted from the Premises, Tenant shall have the option, to be exercised only in writing within thirty (30) days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession. If Tenant does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent and Tenant's Share of Operating Expense Increase shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common Areas taken shall be excluded from the Common Areas usable by Tenant and no reduction of rent shall occur with respect thereto or by reason thereof. Landlord shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Tenant of such election within thirty days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Landlord, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Tenant shall be entitled to any separate award for loss or damage to Tenant's trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by Tenant. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this Lease is not terminated by reason of such condemnation, Landlord shall to the extent of severance damages received by Landlord in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Tenant has been reimbursed therefor by the condemning authority. Tenant shall pay any amount in excess of such severance damages required to complete such repair.

15.  BROKER'S FEE.

     15.1 Landlord shall pay to the broker(s) identified in paragraph 1.12 of the Basic Lease Provisions jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate agreement between Landlord and said broker(s).

     15.2 Tenant and Landlord each represent and warrant to the other that neither has had any dealings with any person, firm, broker or finder (other than the person(s), if any, whose names are set forth in paragraph 1.12 of the Basic Lease Provisions) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and no other broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction and Tenant and Landlord do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorney's fees or liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party.

16.  ESTOPPEL CERTIFICATE; FINANCIAL STATEMENTS.

     16.1 Each party (as "responding party") shall at any time upon not less than ten (10) days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed and (iii) such other matters as are reasonably requested by the requesting party. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project or of the business of Tenant.

     16.2 At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Landlord is the requesting party, not more than one month's rent has been paid in advance.

     16.3 If Landlord desires to finance, refinance, or sell the Office Building Project, or any part thereof, Tenant hereby agrees to deliver to any lender or purchaser designated by Landlord such financial statements of

Tenant as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Tenant. All such financial statements shall be received by Landlord and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LANDLORD'S LIABILITY. The term "Landlord" as used herein shall mean only the owner or owners. at the time in question, of the fee title or a lessee's interest in a ground lease of the Office Building Project and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest, Landlord herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed, provided that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord shall, subject as aforesaid, be binding on Landlord's successors and assigns, only during their respective periods of ownership. Notwithstanding anything contained in this Lease to the contrary, the obligations of Landlord under this Lease (including any actual or alleged breach or default by Landlord) do not constitute personal obligations of the individual partners, directors, officers or shareholders of Landlord or Landlord's partners, and Tenant shall not seek recourse against the individual partners, directors, officers or shareholders of Landlord or Landlord's partners, or any of their personal assets for satisfaction of any liability with respect to this Lease. Landlord's total liability under this Lease shall be limited to Landlord's ownership interest in the Office Building Project.

18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Landlord not paid when due shall bear interest at fourteen percent (14%) from the due date. Payment of such interest shall not excuse or cure any default by Tenant under this Lease; provided, however, that interest shall not be payable on late charges incurred by Tenant. Interest, however, shall be payable on any amounts upon which late charges are paid by Tenant.

20. TIME OF ESSENCE. Time is of the essence with respect to the obligations to be performed under this Lease.

21. ADDITIONAL RENT. All monetary obligations of Tenant to Landlord under the terms of this Lease, including, but not limited to, Tenant's Share of Operating Expense Increase and any other expenses payable by Tenant hereunder shall be deemed to be rent.

22. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Tenant hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Landlord or any employee or agents of any of said persons has made any oral or written warranties or representations to Tenant relative to the condition or use by Tenant of the Premises or the Office Building Project and Tenant acknowledges that Tenant assumes all responsibility regarding the Occupational Safety Health Act, the Americans with Disabilities Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently given if delivered or addressed to Tenant or to Landlord at the address noted below the signature of the respective parties. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight (48) hours following deposit in the mail, postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address for notice purposes except that upon Tenant's taking possession of the Premises, the Premises shall constitute Tenant's address for notice purposes. A copy of all notices required or permitted to be given to Landlord hereunder shall be concurrently transmitted to such party or parties at such addresses as Landlord may from time to time hereafter designate by notice to Tenant.

24. WAIVERS. No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

25. RECORDING. Neither this Lease nor a short form memorandum thereof shall be recorded without Landlord's consent.

26. HOLDING OVER. If Tenant, with Landlord's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Tenant, except that the rent payable shall be two hundred percent (200%) of the rent payable immediately preceding the termination date of this Lease, and all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

29. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Tenant and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Office Building Project is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Office Building Project is located.

30.  SUBORDINATION.

     30.1 This Lease, and any Option or right of first refusal granted hereby, at Landlord's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

     30.2 Tenant agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Tenant's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Tenant hereunder without further notice to Tenant or, at Landlord's option, Landlord shall execute such documents on behalf of Tenant as Tenant's attorney-in-fact. Tenant does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney-in-fact and in Tenant's name, place and stead, to execute such documents in accordance with this paragraph 30.2.

31.  ATTORNEYS' FEES.

     31.1 If either party named herein brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal thereon, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued to decision or judgment.

     31.2 The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred in good faith.

     31.3 Landlord shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notice of default and consultations in connection therewith whether or not a legal transaction is subsequently commenced in connection with such default.

32.  LANDLORD'S ACCESS.

     32.1 Landlord and Landlord's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, performing any services required of Landlord, showing the same to prospective purchasers, lenders, or lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Landlord may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Tenant's use of the Premises. Landlord may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Landlord may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs.

     32.2 All activities of Landlord pursuant to this paragraph shall be without abatement of rent, nor shall Landlord have any liability to Tenant for the same, nor shall such activities be considered an eviction or disturbance of Tenant's use or possession of the Premises.

     32.3 Landlord shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and safes, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forcible or unlawful entry or detainer of the Premises or an eviction. Tenant waives any charges for damages or injuries or interference with Tenant's property or business in connection therewith.

33. AUCTIONS. Tenant shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Landlord's prior written consent. Notwithstanding anything to the contrary in this Lease, Landlord shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

34. SIGNS. Tenant shall not place any sign upon the Premises or the Office Building Project without Landlord's prior written consent. Under no circumstances shall Tenant place a sign on any roof or in the Common Areas of the Office Building Project.

35. MERGER. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, or a termination by Landlord, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

36. CONSENTS. Except for paragraphs 33 (auctions) and 34 (signs) hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Tenant under this Lease.

38. QUIET POSSESSION. Upon Tenant paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Landlord represent and warrant to Tenant that they are fully authorized and legally capable of executing this Lease on behalf of Landlord and that such execution is binding upon all parties holding an ownership interest in the Office Building Project.

39.  OPTIONS.

     39.1 DEFINITION. As used in this paragraph the word "Option" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Tenant has on other property of Landlord; (2) The option of right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Office Building Project or other property of Landlord; (3) the right or option to purchase the Premises or the Office Building Project, or the right of first refusal to purchase the Premises or the Office Building Project or the right of first offer to purchase the Premises or the Office Building Project, or the right or option to purchase other property of Landlord, or the right of first refusal to purchase other property of Landlord or the right of first offer the purchase other property of Landlord.

     39.2 OPTIONS PERSONAL. Each Option granted to Tenant in this Lease is personal to the original Tenant and may be exercised only by the original Tenant while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than the Tenant; provided, however, that an Option may be exercised by or assigned to any Lease Affiliate as defined in paragraph 12.2 of this Lease. The Options, if any, herein granted to Tenant are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

     39.3 MULTIPLE OPTIONS. In the event that Tenant has any multiple options to extend or renew this Lease, a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

     39.4 EFFECT OF DEFAULT ON OPTIONS.

          (a) Tenant shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Landlord gives to Tenant a notice of default pursuant to paragraph 13.1(c) or 13.1(d) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Landlord is due from Tenant and unpaid (without any necessity for notice thereof to Tenant) and continuing until the obligation is paid, or (iii) in the event that Landlord has given to Tenant three or more notices of default under paragraph 13.1 (c), or paragraph 13.1
(d), whether or not the defaults are cured, during the 12 month period of time immediately prior to the time that Tenant attempts to exercise the subject Option, or (iv) if Tenant has committed any non-curable breach, including without limitation those described in paragraph 13.1 (b), or is otherwise in default of any of the terms, covenants or conditions of this Lease.

          (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise an Option because of the provisions of paragraph 39.4(a).

          (c) All rights of Tenant under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Tenant's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Tenant fails to pay to Landlord a monetary obligation of Tenant for a period of thirty (30) days after such obligation becomes due (without any necessity of Landlord to give notice thereof to Tenant), or (ii) Tenant fails to commence to cure a default specified in paragraph 13.1 (d) within thirty (30) days after the date that Landlord gives notice to Tenant of such default and/or Tenant fails thereafter to diligently prosecute said cure to completion, or (iii) Landlord gives to Tenant three or more notices of default under paragraph 13.1(c) or paragraph 13.1(d) whether or not the defaults are cured, or (iv) if Tenant has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants and conditions of this Lease.

40.  SECURITY MEASURES-LANDLORD'S RESERVATIONS.

     40.1 Tenant hereby acknowledges that Landlord shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building Project. Tenant assumes all responsibility for the protection of Tenant, its agents, and invitees and the property of Tenant and of Tenant's agents and invitees from acts of third parties. Nothing herein contained shall prevent Landlord, at Landlord's sole option, from providing security protection for the Office Building Project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2.2.

     40.2 Landlord shall have the following rights:

          (a) To change the name, address or title of the Office Building Project or building in which the Premises are located upon not less than 60 days prior written notice;

          (b) To, at Tenant's expense, provide and install Building standard graphics on the door of the Premises and such portions of the Common Areas as Landlord shall reasonably deem appropriate;

          (c) To permit any lessee the exclusive right to conduct any business as long as such exclusive does not conflict with any rights expressly given herein; or

          (d) To place such signs, notices or displays as Landlord reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on pole signs in the Common Areas.

     40.3 Tenant shall not:

          (a) Use a representation (photographic or otherwise) of the Building or the Office Building Project or their name(s) in connection with Tenant's business; or

          (b) Suffer or permit anyone, except in emergency, to go upon the roof of the Building.

41.  EASEMENTS.

     41.1 Landlord reserves to itself the right, from time to time, to grant such easements, rights and dedications that Landlord deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Tenant. Tenant shall sign any of the aforementioned documents upon request of Landlord and failure to do so shall constitute a material default of this Lease by Tenant without the need for further notice to Tenant.

     41.2 The obstruction of Tenant's view, air or light by any structure erected in the vicinity of the Building, whether by Landlord or third parties, shall in no way affect this Lease or impose any liability upon Landlord.

42. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

43. AUTHORITY. If Tenant is a corporation, trust, or general or limited partnership, Tenant, and each individual executing this Lease on behalf of such entity represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity. If Tenant is a corporation, trust or partnership, Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord evidence of such authority satisfactory to Landlord.

44. CONFLICT. Any conflict between the printed provisions, Exhibits or Addenda of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

45. NO OFFER. Preparation of this Lease by Landlord or Landlord's agent and submission of same to Tenant shall not be deemed an offer to Tenant to lease. This Lease shall become binding upon Landlord and Tenant only when fully executed by both parties.

46. LENDER MODIFICATION. Tenant agrees to make such reasonable modifications to this Lease as may be reasonably required by an institutional lender in connection with the obtaining of normal financing or refinancing of the Office Building Project.

47. MULTIPLE PARTIES. If more than one person or entity is named as either Landlord or Tenant herein, except as otherwise expressly provided herein, the obligations of the Landlord or Tenant herein shall be the joint and several responsibility of all persons or entities named herein as such Landlord or Tenant, respectively.

48.  INTENTIONALLY OMITTED.

49. NONDISCLOSURE OF LEASE TERMS. Tenant acknowledges and agrees that the terms of this Lease are confidential and constitute proprietary information of Landlord. Disclosure of the terms could adversely affect the ability of Landlord to negotiate other leases and impair Landlord's relationship with other tenants. Accordingly, Tenant agrees that it, and its partners, officers, directors, employees, agents and attorneys, shall not intentionally and/or voluntarily disclose the terms and conditions of this Lease to any newspaper or other publication or any other tenant or apparent prospective tenant of the Building or other portion of the Office Building Project, or real estate agent, either directly or indirectly, without the prior written consent of Landlord, provided, however, that Tenant may disclose the terms to prospective subtenants or assignees under this Lease.

50. ATTACHMENTS. Attached hereto are the following documents which constitute a part of this Lease:

                      Exhibit "A" - Floor Plan of Premises

                      Exhibit "B" - Rules and Regulations

LANDLORD AND TENANT HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LANDLORD AND TENANT WITH RESPECT TO THE TERMS. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE LANDLORD OR BROKERS AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

LANDLORD                                                TENANT

101 CONVENTION CENTER DRIVE                   INTERNET CENTURY, INC.,
CORPORATION, a Delaware corporation           a Nevada corporation

By:  PMRealty Advisors, Inc.                  By: /s/ JENNIFER L. FERLAINO
     a Delaware corporation                      -------------------------
     Its: Investment Advisor
                                              Its: Treasurer
     By: /s/ DAVID K. HUBBS                       ------------------------
       -------------------------
       David K. Hubbs                         By: /s/ JEFFREY PETERSON
                                                 -------------------------
     Its: Vice President
         -----------------------              Its: Chief Executive Officer
                                                  ------------------------
     By: /s/ THOMAS A. HURST
       -------------------------              Address for Notices:
       Thomas A. Hurst                        Internet Century
                                              101 Convention Center Drive,
                                              Suite 690
     Its: Assistant Secretary                 Las Vegas, Nevada 89109
         -----------------------


Address for Notices:

PMRealty Advisors, Inc.
800 Newport Center Drive, Suite 300
Newport Beach, CA 92660
Attn: Asset Management - Ofc. Bldg. Div.

With a copy to:

CB Commercial Real Estate Services, Inc.
101 Convention Center Drive
Las Vegas, NV 89109

                                  THE PREMISES


                                   [DIAGRAM]




                                                            scale: 1/16" = 1'-0"




                                  EXHIBIT "A"

                            RULES AND REGULATIONS FOR

                              STANDARD OFFICE LEASE

                                  GENERAL RULES

         1. Tenant shall not suffer or permit the obstruction of any, Common Areas, including driveways, walkways and stairways.

         2. Landlord reserves the right to refuse access to any persons Landlord in good faith judges to be a threat to the safety, reputation, or property of the Office Building Project and its occupants.

         3. Tenant shall not make or permit any noise or odors that annoy or interfere with other Tenants or persons having business within the Office Building Project.

         4. Tenant shall not keep animals or birds within the Office Building Project, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.

         5. Tenant shall not make, suffer or permit litter except in appropriate receptacles for that purpose.

         6. Tenant shall not alter any lock or install new or additional locks or bolts.

         7. Tenant shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

         8. Tenant shall not deface the walls, partitions or other surfaces of the premises or Office Building Project.

         9. Tenant shall not suffer or permit anything in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Office Building Project.

         10. Furniture, significant freight and equipment shall be moved into or out of the building only with the Landlord's knowledge and consent, and subject to such reasonable limitations, techniques and timing, as may be designated by Landlord. Tenant shall be responsible for any damage to the Office Building Project arising from any such activity.

         11. Tenant shall not employ any service or contractor for services or work to be performed in the Building, except as approved by Landlord.

         12. Landlord reserves the right to close and lock the Building on Saturdays, Sundays and legal holidays, and on other days between the hours of 7:00 P.M. and 7:00 A.M. of the following day. If Tenant uses the Premises during such periods, Tenant shall be responsible for securely locking any doors it may have opened for entry.

         13. Tenant shall return all keys at the termination of its tenancy and shall be responsible for the cost of replacing any keys that are lost.

         14. No window coverings, shades or awnings shall be installed or used by Tenant.

         15. No Tenant, employee or invitee shall go upon the roof of the Building.


                                  EXHIBIT "B"

         16. Tenant shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in areas reasonably designated by Landlord or by applicable governmental agencies as non-smoking areas.

         17. Tenant shall not use any method of heating or air conditioning other than as provided by Landlord.

         18. Tenant shall not install, maintain or operate any vending machines upon the Premises without Landlord's written consent.

         19. The Premises shall not be used for lodging or manufacturing, cooking or food preparation (microwave ovens for Tenant's personal use excepted).

         20. Tenant shall comply with all safety, fire protection and evacuation regulations established by Landlord or any applicable governmental agency.

         21. Landlord reserves the right to waive any one of these rules or regulations, and/or as to any particular Tenant, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Tenant.

         22. Tenant assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.

         23. Landlord reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Office Building Project and its occupants. Tenant agrees to abide by these and such rules and regulations.

         24. Hazardous Substances.

         (a) Neither Tenant, its successors or assigns, nor any permitted assignee, subtenant, licensee or other person or entity acting at the direction or with the consent of Tenant shall (i) manufacture, treat, use, store or dispose of any "Hazardous Substance" (as hereinafter defined) on the Premises, the Office Building Project, or any part thereof or (ii) permit the "release" (as hereinafter defined) of a Hazardous Substance on or from the Premises, the Office Building Project, or any part thereof unless manufacturing, treatment, use, storage, disposal, or release of a hazardous substance is approved in writing by Landlord.

         (b) Tenant covenants at its cost and expense, to protect, indemnify, defend and save Landlord harmless against and from any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, or expenses of any kind or nature (including, without limitation, attorney's fees and expert's fees) which may at any time be imposed upon, incurred by or asserted or awarded against Landlord arising from or out of any Hazardous Substance on, in, under or affecting the Premises, Office Building Project, or any part thereof occurring as a result of any act or omission by Tenant after the Commencement Date, its successors or assigns, or any assignee, permitted subtenant, licensee or other person or entity acting at the direction, knowledge or implied consent of Tenant.

         (c) The term "Hazardous Substance" shall mean any waste, substance or material (i) identified in Section 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as the same may be amended from time to time (hereinafter called "CERCLA", or (ii) determined to be hazardous, toxic, a pollutant or contaminant, under federal, state, or local statute, law, ordinance, rule, regulation or judicial or administrative order or decision, as same may be amended from time to time, including, but not limited to, petroleum and petroleum products. The term "release" shall have the meaning given to such term in Section 101(22) of CERCLA.

                                  PARKING RULES

         1. Parking areas shall be used only for parking by vehicles no longer than full size, passenger automobiles herein called "Permitted Size Vehicles".

         2. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Landlord for such activities.

         3. Parking stickers or identification devices shall be the property of Landlord and be returned to Landlord by the holder thereof upon termination of the holder's parking privileges. Tenant will pay such replacement charge as is reasonably established by Landlord for the loss of such devices.

         4. Landlord reserves the right to refuse the sale of monthly identification devices to any person or entity that willfully refuses to comply with the applicable rules, regulations, laws and/or agreements.

         5. Landlord reserves the right to relocate all or a part of parking spaces from floor to floor, within one floor, and/or to reasonably adjacent offsite location(s), and to reasonably allocate them between compact and standard size spaces, as long as the same complies with applicable laws, ordinances and regulations.

         6. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.

         7. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Landlord will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

         8. Validation, if established, will be permissible only by such method or methods as Landlord and/or its licensee may establish at rates generally applicable to visitor parking.

         9. The maintenance, washing, waxing or cleaning of vehicles in the parking area is prohibited.

         10. Tenant shall be responsible for seeing that all of its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements.

         11. Landlord reserves the right to modify these rules and/or adopt such other reasonable and non-discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.

         12. Such parking use as is herein provided is intended merely as a license only and no bailment is intended or shall be created hereby.

                             STORAGE SPACE AGREEMENT

This document will serve as a Storage Space Agreement (called "Agreement" herein), between the parties hereto as follows:

1. 101 Convention Center Drive Corporation, hereto referred to as "Lessor", hereby leases to Internet Century, Inc., herein referred to as "Lessee", approximately 69 square feet of storage space (the "Storage Space") located at 101 Convention Center Drive, Las Vegas, NV 89109. Said Storage Space is designated as PS-1-10, the location of which is indicated on the floor plan attached hereto as Exhibit "A".

2. The term of the Agreement shall be month to month commencing on September 16, 1998 and may be terminated by either party upon 30 days written notice.

3. The monthly rental for said Storage Space shall be in the amount of $41.4, payable to Lessor in advance on the first day of each and every calendar month that this Agreement is in effect. All rental payments as provided for hereunder shall be by check, payable to 101 Convention Center Drive Corporation, and shall be mailed or delivered to Lessor at 101 Convention Center Drive, Suite #101. Las Vegas, NV 89109.

4. Lessee acknowledges having inspected said Storage Space and accepts same in its present condition (as of the date hereof) as adequate for the purpose set forth in Paragraph 5 hereof.

5. Said Storage Space shall be used only for the purpose of storing Lessee's personal property, and (except for lighting) no utility service whatsoever will be supplied to said Storage Space. No hazardous materials may be stored in the Storage Space.

6. Lessee agrees to fully indemnify Lessor with respect to any liability, damages, expenses, attorney's fees, causes of action, suits, fines, claims or judgements arising from injury to any personal or damage to any property, arising out of or connected with the use of said Storage Space by Lessee. In addition, Lessee shall arrange for liability insurance to cover its use of said Storage Space. Lessee shall not do or permit to be done anything which shall invalidate the Lessor's insurance coverage referred to herein.

7. Upon termination of this Agreement, Lessee shall remove all property placed by it in said Storage Space, and shall promptly repair any damage to said Storage Space caused by Lessee's use of same. Said obligations shall be performed at Lessee's own expense and risk. Any property which is not promptly removed from said Storage Space following termination shall be either stored in said Storage Space or removed and stored elsewhere, in either case, entirely at Lessee's expense, and (if Lessee does not timely claim such property and reimburse Lessor for the aforementioned expenses) disposed of by Lessor.

8. Lessee shall be responsible for securing (e.g. by means of a lock) said Storage Space against entry by unauthorized person; accordingly, Lessee hereby hold Lessor harmless with respect to any loss of and/or damage to any property stored by Lessee in said Storage Space.

9. This Agreement constitutes the entire agreement between the parties hereto with respect to said Storage Space and supersedes all prior negotiations, representations, or agreements, either oral or written. No modification of this Agreement shall be binding unless evidenced by a written agreement signed by Lessor and Lessee.

                 LESSOR                                LESSEE

101 Convention Center Drive Corporation         Internet Century, Inc.

By  /s/ LEIGH SCHROM                            By  /s/ MORGAN DUNN
   ----------------------------------              ----------------------------
   Leigh Schrom                                    Morgan Dunn
   Property Manager                                Nevada Operations Officer

                           [DIAGRAM OF THE COLONNADE]